EXHIBIT 10.9

Business License of Beijing Yuan Shan Da Chuan Business Development Ltd.
CHINESE and ENGLISH

编号:№0781253

企业法人
营业执照

注册号: 110000450066065

成立日期: 2008年09月10日

登记机关

北京市工商行政管理局

2008年 09 月 10 日

名称 北京远山大川商业发展有限公司

住所 北京市海淀区西三旗建材城中路程远商务会馆3层335室

法定代表人 爱伦·罗伯特·罗宾道夫（ALLAN RABINOFF）

注册资本 美元10万元

实收资本 （注册资本待缴）

公司类型 有限责任公司（外国法人独资）

经营范围

技术进出口、货物进出口、代理进出口（不含分销业务）；研究、开发信息技术、网络和通讯技术；提供技术服务、技术咨询、技术转让。（下期出资时间2009年3月9日。）

股东(发起人)

中国WI-MAX通信有限公司

营业期限 自 2008年09月10日

至 2028年09月09日

Corporate Business License

Registration No. 110000450066065

Name: Beijing Yuan Shan Da Chuan Business Development Ltd.
Address: Room 335, 3F, Chengyuan Business Building, Mid-Section of Jiancaicheng Road, Xisanqi, Haidian District, Beijing
Name of Legal Representative: Allan Rabinoff
Registered Capital: USD100,000
Paid-up Capital: To be contributed
Type of Company: limited liability company (wholly owned by a foreign company)

Business Scope:
Import and export of technology, Import and export of goods, agent for importation and exportation (excluding distribution business); research and development of IT technology, net and communication technology; Technology service, consultation and transfer. (The next batch capital contribution shall be made before March 9, 2009.)

Shareholder: China WI-MAX Communications
Business Duration: From September 10, 2008 to September 9, 2028.
Date of establishment: September 10, 2008
Registration authority: Beijing Municipal Administration on Industry and Commerce

Seal: The Beijing Municipal Administration on Industry and Commerce (September 10, 2008)

Declaration of Authenticity

As a registered attorney for Genuineways Law Firm, PRC, I declare that the translation of the above Corporate Business License is a true and accurate representation of the original document in Chinese version.

Hexin Gao
He Xin Gao

October 8, 2008
Date